                             EMPLOYMENT AGREEMENT
                             --------------------

     THIS AGREEMENT is entered into as of the ___ day of _______, 1997, by and between HopFed Bancorp, Inc. (the "Company") and Bruce Thomas (the "Employee").

     WHEREAS, the Employee has heretofore been employed by Hopkinsville Federal Savings Bank (the "Bank") as its President and Chief Executive Officer, is experienced in all phases of the business of the Bank, and has become the President and Chief Executive Officer of the Company; and

     WHEREAS, the parties desire by this writing to establish and to set forth the continuing employment relationship between the Company and the Employee.

     NOW, THEREFORE, it is AGREED as follows:

     1.   Employment.  The Employee is hereby employed as the President and
          ----------
Chief Executive Officer of the Company. Except to the extent that the Board of Directors of the Company (the "Board") shall have delegated a portion of such authority to one or more other officers, the Employee shall have general charge and direction of the business of the Company, shall see that all orders and resolutions of the Board are carried into effect, and shall perform such other administrative and management services for the Company as are currently rendered and as are customarily performed by persons situated in a similar executive capacity. The Employee shall also promote, by entertainment or otherwise, as and to the extent permitted by law, the business of the Company.

     2.   Consideration from Company: Joint and Several Liability.  In lieu of
          -------------------------------------------------------
paying the Employee a base salary during the term of this Agreement, the Company hereby agrees that to the extent permitted by law, it shall be jointly and severally liable with its subsidiary, the Bank, for the payment of all amounts due under the employment agreement of even date herewith between the Bank and the Employee. Nevertheless, the Board may in its discretion at any time during the term of this Agreement agree to pay the Employee a base salary for the remaining term of this Agreement. If the Board agrees to pay such salary, the Board shall thereafter review, not less often than annually, the rate of the Employee's salary, and in its sole discretion may decide to increase his salary.

     3.   Discretionary Bonuses.  The Employee shall participate in an equitable
          ---------------------
manner with all other senior management employees of the Company in discretionary bonuses that the Board may award from time to time to the Company's senior management employees. No other compensation provided for in this Agreement shall be deemed a substitute for the Employee's right to participate in such discretionary bonuses.

     4.   (a)  Participation in Retirement, Medical and Other Plans.  The
               ----------------------------------------------------
Employee shall be entitled to participate in any plan that the Company maintains for the benefit of its employees if the plan relates to (i) pension, profit-sharing, or other retirement benefits, (ii) medical insurance or the reimbursement of medical or dependent care expenses, or (iii) other group benefits, including disability and life insurance plans.

          (b)  Employee Benefits; Expenses.  The Employee shall participate in
               ---------------------------
any fringe benefits that are or may become available to the Company's senior management employees, including, for example: any stock option or incentive compensation plans and any other benefits that are commensurate with the responsibilities and functions to be performed by the Employee under this Agreement. The Employee shall be reimbursed for all reasonable out-of-pocket business expenses that shall incur in connection with his services under this Agreement upon substantiation of such expenses in accordance with the policies of the Company.

     5.   Term.  The Company hereby employs the Employee, and the Employee
          ----
hereby accepts such employment under this Agreement, for the period commencing on the effective date of the Federal Stock Charter of the Bank (the "Effective Date") and ending twelve (12) months thereafter (or such earlier date as is determined in accordance with Section 9 hereof). Additionally, on each annual anniversary date from the Effective Date, this Agreement and the Employee's term of employment shall be extended for an additional one-year period beyond the then effective expiration date, provided that the Board determines in a duly adopted resolution that the performance of the Employee has met the Board's requirements and standards, and that this Agreement shall be extended.

     6.   Loyalty; Full Time and Attention.
          --------------------------------

          (a) During the period of his employment hereunder and except for illness, reasonable vacation periods, and reasonable leaves of absence, the Employee shall devote all his full business time, attention, skill, and efforts to the faithful performance of his duties hereunder to the Company and its subsidiaries; provided that, from time to time, the Employee may serve on the board of directors of, and hold any other offices or positions in, companies or organizations, that will not present any conflict of interest with the Company or any of its subsidiaries or affiliates, or unfavorably affect the performance of Employee's duties pursuant to this Agreement, or will not violate any applicable statute or regulation. "Full business time" is hereby defined as that amount of time usually devoted to like companies by similarly situated executive officers. During the term of his employment under this Agreement, the Employee shall not engage in any business or activity contrary to the business affairs or interests of the Company, or be gainfully employed in any other position or job other than as provided above.

          (b) Nothing contained in this Section 6 shall be deemed to prevent or limit the Employee's right to invest in the capital stock or other securities of any business dissimilar from that of the Company, or, solely as a passive or minority investor, in any business.

     7.   Standards.  The Employee shall perform his duties under this Agreement
          ---------
in accordance with such reasonable standards as the Board may establish from time to time. The Company will provide the Employee with the working facilities and staff customary for similar executive officers and necessary for him to perform his duties.

     8.   Vacation and Sick Leave.  The Employee shall be entitled, without loss
          -----------------------
of pay, to absent himself voluntarily from the performance of his duties under this Agreement in accordance with the terms set forth below, all such voluntary absences to count as vacation time; provided that:

          (a) The Employee shall be entitled to an annual vacation in accordance with the policies periodically established by the Board for senior management employees of the Company.

          (b) The Employee shall not receive any additional compensation from the Company on account of his failure to take a vacation, and the Employee shall not accumulate unused vacation from one fiscal year to the next, except in either case to the extent authorized by the Board.

          (c) In addition to the aforesaid paid vacations, the Employee shall be entitled, without loss of pay, to absent himself voluntarily from the performance of his employment obligations with the Company for such additional periods of time and for such valid and legitimate reasons as the Board may in its discretion approve. Further, the Board may grant to the Employee a leave or leaves of absence, with or without pay, at such time or times and upon such terms and conditions as the Board in its discretion may determine.

          (d) In addition, the Employee shall be entitled to an annual sick leave benefit as established by the Board.

     9.   Termination and Termination Pay.  Subject to Section 11 hereof, the
          -------------------------------
Employee's employment hereunder may be terminated under the following circumstances:

          (a)  Death.  The Employee's employment under this Agreement shall
               -----
terminate upon his death during the term of this Agreement, in which event the Employee's estate shall be entitled to receive the compensation due the Employee through the last day of the calendar month in which his death occurred.

          (b)  Disability.  The Company may terminate the Employee's employment
               ----------
after having established, through a determination by the Board, the Employee's Disability. For purposes of this Agreement, "Disability" means a physical or mental infirmity that impairs the Employee's ability to substantially perform his duties under this Agreement and that results in the Employee becoming eligible for long-term disability benefits under the Company's long-term disability plan (or, if the Company has no such plan in effect, that impairs the Employee's ability to substantially perform his duties under this Agreement for a period of one hundred eighty (180) consecutive days). The Employee shall be entitled to the compensation and benefits provided for under this Agreement for
(i) any period during the term of this Agreement and prior to the establishment of the Employee's Disability during which the Employee is unable to work due to the physical or mental infirmity, or (ii) any period of Disability that is prior to the Employee's termination of employment pursuant to this Section 9(b); provided that any benefits paid pursuant to the Company's long-term disability plan will continue as provided in such plan.

          (c)  For Just Cause.  The Board may, by written notice to the
               --------------
Employee, immediately terminate his employment at any time, for Just Cause. The Employee shall have no right to receive compensation or other benefits for any period after termination for Just Cause. Termination for "Just Cause" shall mean termination because of, in the good faith determination of the Board, the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. Notwithstanding the foregoing, the Employee shall not be deemed to have been terminated for Just Cause unless there shall have been delivered to the Employee a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board (excluding the Employee if a member of the Board) at a meeting of the Board called and held for the purpose (after reasonable notice to the Employee and an opportunity for the Employee to be heard before the Board), finding that in the good faith opinion of the Board the Employee was guilty of conduct set forth above in the second sentence of this Subsection (c) and specifying the particulars thereof in detail.

          (d)  Without Just Cause.  Subject to the provisions of Section 11
               ------------------
hereof, the Board may, by written notice to the Employee, immediately terminate his employment at any time for any reason; provided that, if such termination is for any reason other than pursuant to Sections 9(a), (b) or (c) above, the Employee shall be entitled to receive the following compensation and benefits:
(i) the salary provided pursuant to Section 2 hereof, up to the date of expiration of the term (including any renewal term then in effect) of this Agreement (the "Termination Date") and (ii) the cost to the Employee of obtaining all health, life, disability and other benefits (excluding any bonus, stock option or other compensation benefits) in which the Employee would have been eligible to participate through the Termination Date based upon the benefit levels substantially equal to those that the Company provided for the Employee at the date of termination of employment. Said sum shall be paid, at the option of the Employee, either (I) in periodic payments over the remaining term of this Agreement, as if the Employee's employment had not terminated, or (II) in one lump sum within ten (10) days of such termination.

          (e)  Termination or Suspension Under Federal Law.
               --------------------------------------------

          (1) If the Employee is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Sections 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C. (S)1818(e)(4) or (g)(1)), all obligations of the Company under this Agreement shall terminate, as of the effective date of the order, but vested rights of the parties shall not be affected.

          (2) If the Bank is in default (as defined in Section 3(x)(1) of FDIA), all obligations under this Agreement shall terminate as of the date of default; however, this Paragraph 9(e)(2) shall not affect the vested rights of the parties.

          (3) All obligations under this Agreement shall terminate, except to the extent that continuation of this Agreement is necessary for the continued operation of the Company and the Bank: (A) by the Director of the Office of Thrift Supervision ("OTS"), or his or her designee, at the time that the Federal Deposit Insurance Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the FDIA; or (B) by the Director of the OTS, or his or her designee, at the time that the Director of the OTS, or his or her designee, approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director of the OTS to be in an unsafe or unsound condition. Such action shall not affect any vested rights of the parties.

          (4) If a notice served under Section 8(e)(3) or (g)(1) of the FDIA (12 U.S.C. (S)1818(e)(3) or (g)(1)) suspends and/or temporarily prohibits the Employee from participating in the conduct of the Bank's affairs, the Company's obligations under this Agreement shall be suspended as of the date of such service unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Company may in its discretion (A) pay the Employee all or part of the compensation withheld while its contract obligations were suspended, and (B) reinstate (in whole or in part) any of its obligations that were suspended.

          (5) If any of the provisions of this Paragraph 9(e) conflict with 12 C.F.R. (S)563.39(b), the latter shall prevail.

          (f)  Voluntary Termination by Employee.  Subject to the provisions of
               ---------------------------------
Section 11 hereof, the Employee may voluntarily terminate employment with the Company during the term of this Agreement, upon at least sixty (60) days' prior written notice to the Board, in which case the Employee shall receive only his compensation, vested rights and employee benefits accrued up to the date of his termination.

          (g)  Limitation by Section 18(k) of the FDIA.  Notwithstanding
               ---------------------------------------
anything herein to the contrary, any payments made to the Employee pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with Section 18(k) of the FDIA (12 U.S.C. (S)1828(k)) and any regulations promulgated thereunder.

     10.  No Mitigation.  The Employee shall not be required to mitigate the
          -------------
amount of any payment provided for in this Agreement by seeking other employment or otherwise, and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to the Employee in any subsequent employment.

     11.  Change in Control.
          -----------------

          (a) Notwithstanding any provision herein to the contrary, if the Employee's employment under this Agreement is terminated by the Company, without the Employee's prior written consent and for a reason other than for Just Cause, death or disability in connection with or within twelve (12) months after any change in control of the Bank or the Company, which has not been approved in advance by a two-thirds vote of the full Board of Directors of each of the

Bank and the Company, the Employee shall be paid an amount equal to the difference between (i) the product of 2.99 times his "base amount" as defined in
Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code") and regulations promulgated thereunder, and (ii) the sum of any other "parachute payments" (as defined under Section 280G(b)(2) of the Code) that the Employee receives on account of the change in control. Said sum shall be paid in one lump sum within ten (10) days of such termination. The term "change in control" shall mean (1) a change in the ownership, holding or power to vote more than 25% of the Bank's or the Company's voting stock, (2) a change in the ownership or possession of the ability to control the election of a majority of the Bank's or the Company's directors, or (3) a change in the ownership or possession of the ability to exercise a controlling influence over the management or policies of the Bank or the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities and Exchange Act of 1934) (except that, in the case of (1), (2) and (3) hereof, ownership or control of the Bank or its directors by the Company itself shall not constitute a change in control. The term "person" means an individual other than the Employee, or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

          (b) Notwithstanding the foregoing, but only to the extent required under federal banking law, the amount payable under Section 11(a) hereof shall be reduced to the extent that on the date of the Employee's termination of employment, the amount payable under Section 11(a) exceeds the limitation on severance benefits set forth in Regulatory Bulletin 27a of the OTS, as in effect on such termination date.

          (c) In the event that any dispute arises between the Employee and the Company as to the terms or interpretation of this Agreement, including this
Section 11, whether instituted by formal legal proceedings or otherwise, including an action that Employee takes to enforce the terms of this Section 11 or to defend against any action taken by the Company, the Employee shall be reimbursed for all costs and expenses, including reasonable attorneys' fees, arising from such disputes or proceedings, provided that the Employee shall have obtained a final judgment by a court of competent jurisdiction in his or her favor. Such reimbursement shall be paid within ten (10) days of Employee's providing the Company with written evidence, which may be in the form, among others, of a canceled check or receipt, of any costs or expenses incurred by the Employee.

     12.  Successors and Assigns.
          ----------------------

          (a) This Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Company that shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the corporation.

          (b) Since the Company is contracting for the unique and personal skills of the Employee, the Employee shall be precluded from assigning or delegating his rights or duties hereunder without first obtaining the written consent of the Company.

     13.  Amendments.  No amendments or additions to this Agreement shall be
          ----------
binding unless made in writing and signed by all of the parties, except as herein otherwise specifically provided.

     14.  Applicable Law.  This Agreement shall be governed in all respects,
          --------------
whether as to its validity, construction, capacity, performance or otherwise, by the laws of the Commonwealth of Kentucky, except to the extent that Federal law shall be deemed to apply.

     15.  Severability.  The provisions of this Agreement shall be deemed
          ------------
severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     16.  Entire Agreement.  This Agreement, together with any understanding or
          ----------------
modifications thereof as agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

ATTEST:                               HOPFED BANCORP, INC.



                                      By:
-----------------------------            -------------------------------
Secretary                             Its:

WITNESS:


-----------------------------            -------------------------------
                                                           ("Employee")
                                         ------------------

                              EMPLOYMENT AGREEMENT
                              --------------------

     THIS AGREEMENT is entered into as of the ___ day of _______, l997, by and between HopFed Bancorp, Inc. (the "Company") and Peggy R. Noel (the "Employee").

     WHEREAS, the Employee has heretofore been employed by Hopkinsville Federal Savings Bank (the "Bank") as its Executive Vice President, Chief Financial Officer and Chief Operations Officer, is experienced in all phases of the business of the Bank, and has become the Vice President, Chief Financial Officer and Treasurer of the Company; and

     WHEREAS, the parties desire by this writing to establish and to set forth the continuing employment relationship between the Company and the Employee.

     NOW, THEREFORE, it is AGREED as follows:

     1.   Employment.  The Employee is hereby employed as the Vice President,
          ----------
Chief Financial Officer and Treasurer of the Company. Except to the extent that the Board of Directors of the Company (the "Board") shall have delegated a portion of such authority to one or more other officers, the Employee shall (i) have custody of the Company's corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements; (ii) render to the President and the Board of Directors accounts of all transactions and of the financial condition and results of operations of the Company; (iii) and perform such other administrative and management services for the Company as are currently rendered and as are customarily performed by persons situated in a similar executive capacity. The Employee shall also promote, by entertainment or otherwise, as and to the extent permitted by law, the business of the Company.

     2.    Consideration from Company: Joint and Several Liability.  In lieu of
           -------------------------------------------------------
paying the Employee a base salary during the term of this Agreement, the Company hereby agrees that to the extent permitted by law, it shall be jointly and severally liable with its subsidiary, the Bank, for the payment of all amounts due under the employment agreement of even date herewith between the Bank and the Employee. Nevertheless, the Board may in its discretion at any time during the term of this Agreement agree to pay the Employee a base salary for the remaining term of this Agreement. If the Board agrees to pay such salary, the Board shall thereafter review, not less often than annually, the rate of the Employee's salary, and in its sole discretion may decide to increase his salary.

     3.   Discretionary Bonuses.  The Employee shall participate in an equitable
          ---------------------
manner with all other senior management employees of the Company in discretionary bonuses that the Board may award from time to time to the Company's senior management employees. No other compensation provided for in this Agreement shall be deemed a substitute for the Employee's right to participate in such discretionary bonuses.

     4.  (a)   Participation in Retirement, Medical and Other Plans.  The
               ----------------------------------------------------
Employee shall be entitled to participate in any plan that the Company maintains for the benefit of its employees if the plan relates to (i) pension, profit-sharing, or other retirement benefits,
(ii) medical insurance or the reimbursement of medical or dependent care expenses, or (iii) other group benefits, including disability and life insurance plans.

          (b)  Employee Benefits; Expenses.  The Employee shall participate in
               ---------------------------
any fringe benefits that are or may become available to the Company's senior management employees, including, for example: any stock option or incentive compensation plans and any other benefits that are commensurate with the responsibilities and functions to be performed by the Employee under this Agreement. The Employee shall be reimbursed for all reasonable out-of-pocket business expenses that shall incur in connection with his services under this Agreement upon substantiation of such expenses in accordance with the policies of the Company.

     5.   Term.  The Company hereby employs the Employee, and the Employee
          ----
hereby accepts such employment under this Agreement, for the period commencing on the effective date of the Federal Stock Charter of the Bank (the "Effective Date") and ending twelve (12) months thereafter (or such earlier date as is determined in accordance with Section 9 hereof). Additionally, on each annual anniversary date from the Effective Date, this Agreement and the Employee's term of employment shall be extended for an additional one-year period beyond the then effective expiration date, provided that the Board determines in a duly adopted resolution that the performance of the Employee has met the Board's requirements and standards, and that this Agreement shall be extended.

     6.   Loyalty; Full Time and Attention.
          --------------------------------

          (a) During the period of his employment hereunder and except for illness, reasonable vacation periods, and reasonable leaves of absence, the Employee shall devote all his full business time, attention, skill, and efforts to the faithful performance of his duties hereunder to the Company and its subsidiaries; provided that, from time to time, the Employee may serve on the board of directors of, and hold any other offices or positions in, companies or organizations, that will not present any conflict of interest with the Company or any of its subsidiaries or affiliates, or unfavorably affect the performance of Employee's duties pursuant to this Agreement, or will not violate any applicable statute or regulation. "Full business time" is hereby defined as that amount of time usually devoted to like companies by similarly situated executive officers. During the term of his employment under this Agreement, the Employee shall not engage in any business or activity contrary to the business affairs or interests of the Company, or be gainfully employed in any other position or job other than as provided above.

          (b) Nothing contained in this Section 6 shall be deemed to prevent or limit the Employee's right to invest in the capital stock or other securities of any business dissimilar from that of the Company, or, solely as a passive or minority investor, in any business.

     7.   Standards.  The Employee shall perform his duties under this Agreement
          ---------
in accordance with such reasonable standards as the Board may establish from time to time. The Company will provide the Employee with the working facilities and staff customary for similar executive officers and necessary for him to perform his duties.

     8.   Vacation and Sick Leave.  The Employee shall be entitled, without loss
          -----------------------
of pay, to absent himself voluntarily from the performance of his duties under this Agreement in accordance with the terms set forth below, all such voluntary absences to count as vacation time; provided that:

          (a) The Employee shall be entitled to an annual vacation in accordance with the policies periodically established by the Board for senior management employees of the Company.

          (b) The Employee shall not receive any additional compensation from the Company on account of his failure to take a vacation, and the Employee shall not accumulate unused vacation from one fiscal year to the next, except in either case to the extent authorized by the Board.

          (c) In addition to the aforesaid paid vacations, the Employee shall be entitled, without loss of pay, to absent himself voluntarily from the performance of his employment obligations with the Company for such additional periods of time and for such valid and legitimate reasons as the Board may in its discretion approve. Further, the Board may grant to the Employee a leave or leaves of absence, with or without pay, at such time or times and upon such terms and conditions as the Board in its discretion may determine.

          (d) In addition, the Employee shall be entitled to an annual sick leave benefit as established by the Board.

     9.   Termination and Termination Pay.  Subject to Section 11 hereof, the
          -------------------------------
Employee's employment hereunder may be terminated under the following circumstances:

          (a)  Death.  The Employee's employment under this Agreement shall
               -----
terminate upon his death during the term of this Agreement, in which event the Employee's estate shall be entitled to receive the compensation due the Employee through the last day of the calendar month in which his death occurred.

          (b)  Disability.  The Company may terminate the Employee's employment
               ----------
after having established, through a determination by the Board, the Employee's Disability. For purposes of this Agreement, "Disability" means a physical or mental infirmity that impairs the Employee's ability to substantially perform his duties under this Agreement and that results in the Employee becoming eligible for long-term disability benefits under the Company's long-term disability plan (or, if the Company has no such plan in effect, that impairs the Employee's ability to substantially perform his duties under this Agreement for a period of one hundred eighty (180) consecutive days). The Employee shall be entitled to the compensation and benefits provided for under this Agreement for
(i) any period during the term of this Agreement and prior to the establishment of the Employee's Disability during which the Employee is unable to work due to the physical or mental infirmity, or (ii) any period of Disability that is prior to the Employee's termination of employment pursuant to this Section 9(b);provided that any benefits paid pursuant to the Company's long-term disability plan will continue as provided in such plan.

          (c)  For Just Cause.  The Board may, by written notice to the
               --------------
Employee, immediately terminate his employment at any time, for Just Cause. The Employee shall have no right to receive compensation or other benefits for any period after termination for Just Cause. Termination for "Just Cause" shall mean termination because of, in the good faith determination of the Board, the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. Notwithstanding the foregoing, the Employee shall not be deemed to have been terminated for Just Cause unless there shall have been delivered to the Employee a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board (excluding the Employee if a member of the Board) at a meeting of the Board called and held for the purpose (after reasonable notice to the Employee and an opportunity for the Employee to be heard before the Board), finding that in the good faith opinion of the Board the Employee was guilty of conduct set forth above in the second sentence of this Subsection (c) and specifying the particulars thereof in detail.

          (d)  Without Just Cause.  Subject to the provisions of Section 11
               ------------------
hereof, the Board may, by written notice to the Employee, immediately terminate his employment at any time for any reason; provided that, if such termination is for any reason other than pursuant to Sections 9(a), (b) or (c) above, the Employee shall be entitled to receive the following compensation and benefits:
(i) the salary provided pursuant to Section 2 hereof, up to the date of expiration of the term (including any renewal term then in effect) of this Agreement (the "Termination Date") and (ii) the cost to the Employee of obtaining all health, life, disability and other benefits (excluding any bonus, stock option or other compensation benefits) in which the Employee would have been eligible to participate through the Termination Date based upon the benefit levels substantially equal to those that the Company provided for the Employee at the date of termination of employment. Said sum shall be paid, at the option of the Employee, either (I) in periodic payments over the remaining term of this Agreement, as if the Employee's employment had not terminated, or (II) in one lump sum within ten (10) days of such termination.

          (e) Termination or Suspension Under Federal Law.
              --------------------------------------------

              (1) If the Employee is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Sections 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C. (S) 1818(e)(4) or (g)(1)), all obligations of the Company under this Agreement shall terminate, as of the effective date of the order, but vested rights of the parties shall not be affected.

              (2) If the Bank is in default (as defined in Section 3(x)(1) of FDIA), all obligations under this Agreement shall terminate as of the date of default; however, this Paragraph 9(e)(2) shall not affect the vested rights of the parties.

               (3) All obligations under this Agreement shall terminate, except to the extent that continuation of this Agreement is necessary for the continued operation of the Company and the Bank: (A) by the Director of the Office of Thrift Supervision ("OTS"), or his or her designee, at the time that the Federal Deposit Insurance Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the FDIA; or (B) by the Director of the OTS, or his or her designee, at the time that the Director of the OTS, or his or her designee, approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director of the OTS to be in an unsafe or unsound condition. Such action shall not affect any vested rights of the parties.

               (4) If a notice served under Section 8(e)(3) or (g)(1) of the FDIA (12 U.S.C. (S) 1818(e)(3) or (g)(1)) suspends and/or temporarily prohibits the Employee from participating in the conduct of the Bank's affairs, the Company's obligations under this Agreement shall be suspended as of the date of such service unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Company may in its discretion (A) pay the Employee all or part of the compensation withheld while its contract obligations were suspended, and (B) reinstate (in whole or in part) any of its obligations that were suspended.

               (5) If any of the provisions of this Paragraph 9(e) conflict with 12 C.F.R. (S) 563.39(b), the latter shall prevail.

          (f)  Voluntary Termination by Employee.  Subject to the provisions of
               ---------------------------------
Section 11 hereof, the Employee may voluntarily terminate employment with the Company during the term of this Agreement, upon at least sixty (60) days' prior written notice to the Board, in which case the Employee shall receive only his compensation, vested rights and employee benefits accrued up to the date of his termination.

          (g)  Limitation by Section 18(k) of the FDIA.  Notwithstanding
               ---------------------------------------
anything herein to the contrary, any payments made to the Employee pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with Section 18(k) of the FDIA (12 U.S.C. (S) 1828(k)) and any regulations promulgated thereunder.

     10.  No Mitigation.  The Employee shall not be required to mitigate the
          -------------
amount of any payment provided for in this Agreement by seeking other employment or otherwise, and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to the Employee in any subsequent employment.

     11.  Change in Control.
          -----------------

          (a) Notwithstanding any provision herein to the contrary, if the Employee's employment under this Agreement is terminated by the Company, without the Employee's prior written consent and for a reason other than for Just Cause, death or disability in connection with or within twelve (12) months after any change in control of the Bank or the Company, which has not been approved in advance by a two-thirds vote of the full Board of Directors of each of the Bank and the Company, the Employee shall be paid an amount equal to the difference between (i) the product of 2.99 times his "base amount" as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code") and regulations promulgated thereunder, and (ii) the sum of any other "parachute payments" (as defined under Section 280G(b)(2) of the Code) that the Employee receives on account of the change in control. Said sum shall be paid in one lump sum within ten (10) days of such termination. The term "change in control" shall mean (1) a change in the ownership, holding or power to vote more than 25% of the Bank's or the Company's voting stock, (2) a change in the ownership or possession of the ability to control the election of a majority of the Bank's or the Company's directors, or (3) a change in the ownership or possession of the ability to exercise a controlling influence over the management or policies of the Bank or the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities and Exchange Act of 1934) (except that, in the case of (1), (2) and
(3) hereof, ownership or control of the Bank or its directors by the Company itself shall not constitute a change in control. The term "person" means an individual other than the Employee, or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

          (b) Notwithstanding the foregoing, but only to the extent required under federal banking law, the amount payable under Section 11(a) hereof shall be reduced to the extent that on the date of the Employee's termination of employment, the amount payable under Section 11(a) exceeds the limitation on severance benefits set forth in Regulatory Bulletin 27a of the OTS, as in effect on such termination date.

          (c) In the event that any dispute arises between the Employee and the Company as to the terms or interpretation of this Agreement, including this
Section 11, whether instituted by formal legal proceedings or otherwise, including an action that Employee takes to enforce the terms of this Section 11 or to defend against any action taken by the Company, the Employee shall be reimbursed for all costs and expenses, including reasonable attorneys' fees, arising from such disputes or proceedings, provided that the Employee shall have obtained a final judgment by a court of competent jurisdiction in his or her favor. Such reimbursement shall be paid within ten (10) days of Employee's providing the Company with written evidence, which may be in the form, among others, of a canceled check or receipt, of any costs or expenses incurred by the Employee.

     12.   Successors and Assigns.
           ----------------------

          (a) This Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Company that shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the corporation.

          (b) Since the Company is contracting for the unique and personal skills of the Employee, the Employee shall be precluded from assigning or delegating his rights or duties hereunder without first obtaining the written consent of the Company.

     13.   Amendments.  No amendments or additions to this Agreement shall be
           ----------
binding unless made in writing and signed by all of the parties, except as herein otherwise specifically provided.

     14.   Applicable Law.  This Agreement shall be governed in all respects,
           --------------
whether as to its validity, construction, capacity, performance or otherwise, by the laws of the Commonwealth of Kentucky, except to the extent that Federal law shall be deemed to apply.

     15.   Severability.  The provisions of this Agreement shall be deemed
           ------------
severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     16.   Entire Agreement.  This Agreement, together with any understanding or
           ----------------
modifications thereof as agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

ATTEST:                                HOPFED BANCORP, INC.



                                       By:
-------------------------------           -------------------------------------
Secretary                              Its:
                                           ------------------------------------

WITNESS:


-------------------------------           -------------------------------------
                                                                   ("Employee")
                                          -------------------------

                              EMPLOYMENT AGREEMENT
                              --------------------

     THIS AGREEMENT is entered into as of the ___ day of _______, l997, by and between HopFed Bancorp, Inc. (the "Company") and Boyd M. Clark (the "Employee").

     WHEREAS, the Employee has heretofore been employed by Hopkinsville Federal Savings Bank (the "Bank") as its Senior Vice President - Loan Administration, is experienced in all phases of the business of the Bank, and has become the Vice President and Secretary of the Company; and

     WHEREAS, the parties desire by this writing to establish and to set forth the continuing employment relationship between the Company and the Employee.

     NOW, THEREFORE, it is AGREED as follows:

     1.   Employment.  The Employee is hereby employed as the Vice President and
          ----------
Secretary of the Company. Except to the extent that the Board of Directors of the Company (the "Board") shall have delegated a portion of such authority to one or more other officers, the Employee shall (i) record all the proceedings of the Board and the Company's stockholders, (ii) give notice of meetings of the Board and stockholders, (iii) direct compliance with applicable laws and regulations, as well as the Company's policies and procedures, and (iv) render such other administrative and management services for the Company as are currently rendered and as are customarily performed by persons situated in a similar executive capacity. The Employee shall also promote, by entertainment or otherwise, as and to the extent permitted by law, the business of the Company.

     2.    Consideration from Company: Joint and Several Liability.  In lieu of
           -------------------------------------------------------
paying the Employee a base salary during the term of this Agreement, the Company hereby agrees that to the extent permitted by law, it shall be jointly and severally liable with its subsidiary, the Bank, for the payment of all amounts due under the employment agreement of even date herewith between the Bank and the Employee. Nevertheless, the Board may in its discretion at any time during the term of this Agreement agree to pay the Employee a base salary for the remaining term of this Agreement. If the Board agrees to pay such salary, the Board shall thereafter review, not less often than annually, the rate of the Employee's salary, and in its sole discretion may decide to increase his salary.

     3.   Discretionary Bonuses.  The Employee shall participate in an equitable
          ---------------------
manner with all other senior management employees of the Company in discretionary bonuses that the Board may award from time to time to the Company's senior management employees. No other compensation provided for in this Agreement shall be deemed a substitute for the Employee's right to participate in such discretionary bonuses.

     4.   (a)   Participation in Retirement, Medical and Other Plans.  The
                ----------------------------------------------------
Employee shall be entitled to participate in any plan that the Company maintains for the benefit of its employees if the plan relates to (i) pension, profit-sharing, or other retirement benefits,
(ii) medical insurance or the reimbursement of medical or dependent care expenses, or (iii) other group benefits, including disability and life insurance plans.

          (b)   Employee Benefits; Expenses.  The Employee shall participate in
                ---------------------------
any fringe benefits that are or may become available to the Company's senior management employees, including, for example: any stock option or incentive compensation plans and any other benefits that are commensurate with the responsibilities and functions to be performed by the Employee under this Agreement. The Employee shall be reimbursed for all reasonable out-of-pocket business expenses that shall incur in connection with his services under this Agreement upon substantiation of such expenses in accordance with the policies of the Company.

     5.   Term.  The Company hereby employs the Employee, and the Employee
          ----
hereby accepts such employment under this Agreement, for the period commencing on the effective date of the Federal Stock Charter of the Bank (the "Effective Date") and ending twelve (12) months thereafter (or such earlier date as is determined in accordance with Section 9 hereof). Additionally, on each annual anniversary date from the Effective Date, this Agreement and the Employee's term of employment shall be extended for an additional one-year period beyond the then effective expiration date, provided that the Board determines in a duly adopted resolution that the performance of the Employee has met the Board's requirements and standards, and that this Agreement shall be extended.

     6.   Loyalty; Full Time and Attention.
          --------------------------------

          (a) During the period of his employment hereunder and except for illness, reasonable vacation periods, and reasonable leaves of absence, the Employee shall devote all his full business time, attention, skill, and efforts to the faithful performance of his duties hereunder to the Company and its subsidiaries; provided that, from time to time, the Employee may serve on the board of directors of, and hold any other offices or positions in, companies or organizations, that will not present any conflict of interest with the Company or any of its subsidiaries or affiliates, or unfavorably affect the performance of Employee's duties pursuant to this Agreement, or will not violate any applicable statute or regulation. "Full business time" is hereby defined as that amount of time usually devoted to like companies by similarly situated executive officers. During the term of his employment under this Agreement, the Employee shall not engage in any business or activity contrary to the business affairs or interests of the Company, or be gainfully employed in any other position or job other than as provided above.

          (b) Nothing contained in this Section 6 shall be deemed to prevent or limit the Employee's right to invest in the capital stock or other securities of any business dissimilar from that of the Company, or, solely as a passive or minority investor, in any business.

     7.   Standards.  The Employee shall perform his duties under this Agreement
          ---------
in accordance with such reasonable standards as the Board may establish from time to time. The Company will provide the Employee with the working facilities and staff customary for similar executive officers and necessary for him to perform his duties.

     8.   Vacation and Sick Leave.  The Employee shall be entitled, without loss
          -----------------------
of pay, to absent himself voluntarily from the performance of his duties under this Agreement in accordance with the terms set forth below, all such voluntary absences to count as vacation time; provided that:

          (a) The Employee shall be entitled to an annual vacation in accordance with the policies periodically established by the Board for senior management employees of the Company.

          (b) The Employee shall not receive any additional compensation from the Company on account of his failure to take a vacation, and the Employee shall not accumulate unused vacation from one fiscal year to the next, except in either case to the extent authorized by the Board.

          (c) In addition to the aforesaid paid vacations, the Employee shall be entitled, without loss of pay, to absent himself voluntarily from the performance of his employment obligations with the Company for such additional periods of time and for such valid and legitimate reasons as the Board may in its discretion approve. Further, the Board may grant to the Employee a leave or leaves of absence, with or without pay, at such time or times and upon such terms and conditions as the Board in its discretion may determine.

          (d) In addition, the Employee shall be entitled to an annual sick leave benefit as established by the Board.

     9.   Termination and Termination Pay.  Subject to Section 11 hereof, the
          -------------------------------
Employee's employment hereunder may be terminated under the following circumstances:

          (a)   Death.  The Employee's employment under this Agreement shall
                -----
terminate upon his death during the term of this Agreement, in which event the Employee's estate shall be entitled to receive the compensation due the Employee through the last day of the calendar month in which his death occurred.

          (b)   Disability.  The Company may terminate the Employee's employment
                ----------
after having established, through a determination by the Board, the Employee's Disability. For purposes of this Agreement, "Disability" means a physical or mental infirmity that impairs the Employee's ability to substantially perform his duties under this Agreement and that results in the Employee becoming eligible for long-term disability benefits under the Company's long-term disability plan (or, if the Company has no such plan in effect, that impairs the Employee's ability to substantially perform his duties under this Agreement for a period of one hundred eighty (180) consecutive days). The Employee shall be entitled to the compensation and benefits provided for under this Agreement for
(i) any period during the term of this Agreement and prior to the establishment of the Employee's Disability during which the Employee is unable to work due to the physical or mental infirmity, or (ii) any period of Disability that is prior to the Employee's termination of employment pursuant to this Section 9(b); provided that any benefits paid pursuant to the Company's long-term disability plan will continue as provided in such plan.

          (c)   For Just Cause.  The Board may, by written notice to the
                --------------
Employee, immediately terminate his employment at any time, for Just Cause. The Employee shall have no right to receive compensation or other benefits for any period after termination for Just Cause. Termination for "Just Cause" shall mean termination because of, in the good faith determination of the Board, the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. Notwithstanding the foregoing, the Employee shall not be deemed to have been terminated for Just Cause unless there shall have been delivered to the Employee a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board (excluding the Employee if a member of the Board) at a meeting of the Board called and held for the purpose (after reasonable notice to the Employee and an opportunity for the Employee to be heard before the Board), finding that in the good faith opinion of the Board the Employee was guilty of conduct set forth above in the second sentence of this Subsection (c) and specifying the particulars thereof in detail.

          (d)   Without Just Cause.  Subject to the provisions of Section 11
                ------------------
hereof, the Board may, by written notice to the Employee, immediately terminate his employment at any time for any reason; provided that, if such termination is for any reason other than pursuant to Sections 9(a), (b) or (c) above, the Employee shall be entitled to receive the following compensation and benefits:
(i) the salary provided pursuant to Section 2 hereof, up to the date of expiration of the term (including any renewal term then in effect) of this Agreement (the "Termination Date") and (ii) the cost to the Employee of obtaining all health, life, disability and other benefits (excluding any bonus, stock option or other compensation benefits) in which the Employee would have been eligible to participate through the Termination Date based upon the benefit levels substantially equal to those that the Company provided for the Employee at the date of termination of employment. Said sum shall be paid, at the option of the Employee, either (I) in periodic payments over the remaining term of this Agreement, as if the Employee's employment had not terminated, or (II) in one lump sum within ten (10) days of such termination.

          (e)   Termination or Suspension Under Federal Law.
                --------------------------------------------

                (1) If the Employee is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Sections 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C. (S) 1818(e)(4) or (g)(1)), all obligations of the Company under this Agreement shall terminate, as of the effective date of the order, but vested rights of the parties shall not be affected.

                (2) If the Bank is in default (as defined in Section 3(x)(1) of FDIA), all obligations under this Agreement shall terminate as of the date of default; however, this Paragraph 9(e)(2) shall not affect the vested rights of the parties.

                (3) All obligations under this Agreement shall terminate, except to the extent that continuation of this Agreement is necessary for the continued operation of the Company and the Bank: (A) by the Director of the Office of Thrift Supervision ("OTS"), or his or her designee, at the time that the Federal Deposit Insurance Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the FDIA; or (B) by the Director of the OTS, or his or her designee, at the time that the Director of the OTS, or his or her designee, approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director of the OTS to be in an unsafe or unsound condition. Such action shall not affect any vested rights of the parties.

                (4) If a notice served under Section 8(e)(3) or (g)(1) of the FDIA (12 U.S.C. (S) 1818(e)(3) or (g)(1)) suspends and/or temporarily prohibits the Employee from participating in the conduct of the Bank's affairs, the Company's obligations under this Agreement shall be suspended as of the date of such service unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Company may in its discretion (A) pay the Employee all or part of the compensation withheld while its contract obligations were suspended, and (B) reinstate (in whole or in part) any of its obligations that were suspended.

               (5) If any of the provisions of this Paragraph 9(e) conflict with 12 C.F.R. (S) 563.39(b), the latter shall prevail.

          (f)  Voluntary Termination by Employee.  Subject to the provisions of
               ---------------------------------
Section 11 hereof, the Employee may voluntarily terminate employment with the Company during the term of this Agreement, upon at least sixty (60) days' prior written notice to the Board, in which case the Employee shall receive only his compensation, vested rights and employee benefits accrued up to the date of his termination.

          (g)   Limitation by Section 18(k) of the FDIA.  Notwithstanding any-
                ---------------------------------------
thing herein to the contrary, any payments made to the Employee pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with Section 18(k) of the FDIA (12 U.S.C. (S) 1828(k)) and any regulations promulgated thereunder.

     10.  No Mitigation.  The Employee shall not be required to mitigate the
          -------------
amount of any payment provided for in this Agreement by seeking other employment or otherwise, and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to the Employee in any subsequent employment.

     11.  Change in Control.
          -----------------

          (a) Notwithstanding any provision herein to the contrary, if the Employee's employment under this Agreement is terminated by the Company, without the Employee's prior written consent and for a reason other than for Just Cause, death or disability in connection with or within twelve (12) months after any change in control of the Bank or the Company, which has not been approved in advance by a two-thirds vote of the full Board of Directors of each of the Bank and the Company, the Employee shall be paid an amount equal to the difference between (i) the product of 2.99 times his "base amount" as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code") and regulations promulgated thereunder, and (ii) the sum of any other "parachute payments" (as defined under Section 280G(b)(2) of the Code) that the Employee receives on account of the change in control. Said sum shall be paid in one lump sum within ten (10) days of such termination. The term "change in control" shall mean (1) a change in the ownership, holding or power to vote more than 25% of the Bank's or the Company's voting stock, (2) a change in the ownership or possession of the ability to control the election of a majority of the Bank's or the Company's directors, or (3) a change in the ownership or possession of the ability to exercise a controlling influence over the management or policies of the Bank or the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities and Exchange Act of 1934) (except that, in the case of (1), (2) and
(3) hereof, ownership or control of the Bank or its directors by the Company itself shall not constitute a change in control. The term "person" means an individual other than the Employee, or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

          (b) Notwithstanding the foregoing, but only to the extent required under federal banking law, the amount payable under Section 11(a) hereof shall be reduced to the extent that on the date of the Employee's termination of employment, the amount payable under Section 11(a) exceeds the limitation on severance benefits set forth in Regulatory Bulletin 27a of the OTS, as in effect on such termination date.

          (c) In the event that any dispute arises between the Employee and the Company as to the terms or interpretation of this Agreement, including this
Section 11, whether instituted by formal legal proceedings or otherwise, including an action that Employee takes to enforce the terms of this Section 11 or to defend against any action taken by the Company, the Employee shall be reimbursed for all costs and expenses, including reasonable attorneys' fees, arising from such disputes or proceedings, provided that the Employee shall have obtained a final judgment by a court of competent jurisdiction in his or her favor. Such reimbursement shall be paid within ten (10) days of Employee's providing the Company with written evidence, which may be in the form, among others, of a canceled check or receipt, of any costs or expenses incurred by the Employee.

     12.  Successors and Assigns.
          ----------------------

          (a) This Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Company that shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the corporation.

          (b) Since the Company is contracting for the unique and personal skills of the Employee, the Employee shall be precluded from assigning or delegating his rights or duties hereunder without first obtaining the written consent of the Company.

     13.  Amendments.  No amendments or additions to this Agreement shall be
          ----------
binding unless made in writing and signed by all of the parties, except as herein otherwise specifically provided.

     14.  Applicable Law.  This Agreement shall be governed in all respects,
          --------------
whether as to its validity, construction, capacity, performance or otherwise, by the laws of the Commonwealth of Kentucky, except to the extent that Federal law shall be deemed to apply.

     15.  Severability.  The provisions of this Agreement shall be deemed
          ------------
severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     16.  Entire Agreement.  This Agreement, together with any understanding or
          ----------------
modifications thereof as agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

ATTEST:                               HOPFED BANCORP, INC.



                                  By:
--------------------------           ------------------------------------------
Secretary                         Its:

WITNESS:



--------------------------           ------------------------------------------
                                                            ("Employee")
                                     -----------------------